Wachovia Investor Conference

Retail Financial Services

Bev Wells, EVP

March 29, 2001

WACHOVIA

Forward Looking Statement

"These presentation materials and discussion contain forward-looking statements regarding Wachovia Corporation ("Wachovia"), including, without limitation, statements relating to Wachovia's expectations with respect to revenue, credit losses, levels of nonperforming assets, expenses, earnings and other measures of financial performance. Words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the expectations expressed in such forward-looking statements: (1) business increases, productivity gains and other investments are lower than expected or do not occur as quickly as anticipated; (2) competitive pressures among financial services companies increase significantly; (3) the strength of the United States economy in general and/or the strength of the local economies of the states in which Wachovia conducts operations changes; (4) trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, change; (5) inflation, interest rates and/or market conditions fluctuate; (6) conditions in the stock market, the public debt market and other capital markets deteriorate; (7) Wachovia fails to develop competitive new products and services and/or new and existing customers do not accept these products and services; (8) financial services laws and regulations change; (9) technology changes and Wachovia fails to adapt to those changes; (10) consumer spending and saving habits change; (11) unanticipated regulatory or judicial proceedings occur; and (12) Wachovia is unsuccessful at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements may also be included in reports that Wachovia files with the Securities and Exchange Commission.

Wachovia cautions that the foregoing list of factors is not exclusive and not to place undue reliance on forward-looking statements. Wachovia does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed during this presentation.

WACHOVIA

Agenda

- Historical Performance
- Financial Objectives
- Retail Financial Services Strategy
- Business Profile
- Foundation for Execution
- Execution Plan
- Alignment with Overall Corporate Strategy

WACHOVIA

Historically, consumer divisions have created strong financial performance for Wachovia



Total Consumer
CAGR 14%*
Profit Contribution $
Small
Business
Private Banking
(AWM)
CAGR 20%
Retail Financial
Services
CAGR 11% *
1994
1995
1996
1997
1998
1999
2000

* Excludes branch sale gains

Retail Financial Services (RFS) is positioned to deliver strong financial returns over the next 5 years


CAGR = 8.75%
575
170
80
50
875
Core Growth
•Network
•IBRM
•W@Work
Small Business Thrust
Republic Security
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Key operational performance metrics drive strong results

Revenue Growth	1999	2000	2001-06
• Deposit Balances CAGR	1.0%	4.2%	3%-4%
• Loan Balances CAGR	2.7%	18.2%	6%-7%
Efficiency			
• Revenue/Sales Staff Expense	6.8x	7.2x	8.3x
• Overall Efficiency	60.6%	57.6%	53%

Excludes impacts of branch divestitures

WACHOVIA

Retail's vision statement has remained consistent throughout our company's history

Retail Financial Services aspires to be the **preferred provider** of a broad array of financial services to targeted consumers and small businesses in the Wachovia home-state markets. Retail serves as the primary customer **acquisition engine** for the bank, the **primary source of deposits**, and **generates capital** which can be invested in high growth opportunities.



PRODUCT
CHANNEL
ATTRACTIVE FOOTPRINT
Information Based Relationship Management
Customer Value

WACHOVIA

To achieve the vision, Retail must execute against this equation for success,


EXPANDING THE FRANCHISE
X
GROWING FRANCHISE VALUE
–
MANAGING COST TO DELIVER
=
GROW PROFITS
Target Clients, Identify Needs
Customer Experience
Rigorous Execution
Leveraging Wachovia

by leveraging our core competencies, to create greater value

WACHOVIA

RFS Profile

- 4 million customers*
- 39% of Wachovia Revenue
- Traditional Product Management
- Network Management
  - 749 Branches*
  - 1,444 ATMs*
  - Wachovia On-Call
- Online Banking Platform
  - 527,000 customers enrolled
- Service Experience
- Brand Delivery



Loans 6%
Investments 15%
Deposits 62%
Mortgage 17%

Customer Balances

* Includes Republic Security

WACHOVIA

Retail delivers a full array of financial products and services to mainstream consumers

	Retail Managed	Other Wachovia	Third Party Alliances
Transaction Services	✓		✓
Loan Services	✓		
Savings & Investment Services	✓	✓	✓
Insurance		✓	✓
Advice	✓	✓	✓

WACHOVIA

Agenda

- Historical Performance
- Financial Objectives
- RFS Strategy
- Business Profile
- > **Foundation for Execution**
- Execution Plan
- Alignment with Overall Corporate Strategy

Retail has a strong foundation for execution

- Branch network in high growth markets
- Strong brand perceptions
- Leveraging information technology
- Leading edge web-based services

Customer deposits concentrated in high growth markets


82% of Wachovia's deposits are concentrated in medium and high growth markets
Wachovia's deposit concentration
52%
30%
18%
Top Third
Middle Third
Bottom Third
MSAs ranked by 5-year deposit growth rate

Source: F.D.I.C. data

WACHOVIA

Additionally, emphasis has been placed on investing in high-growth markets



Branch locations shift from low to high opportunity
Branches*
180
170
160
150
140
130
120
1996
1997
1998
1999
2000
High
Medium
Low



Average deposits per branch
$ millions
1996
1997
1998
1999
2000

* NC, SC, GA, only

WACHOVIA

Wachovia customer retention rates reflect brand loyalty

Retention	
Industry	85%
WB Retail	90%
IBRM Contacted	96%

Brand Loyalty

- We fulfill promises
- We propose solutions that save time and/or $
- We keep customers' best interests at heart
- We understand and anticipate needs
- We value customers
- The Wachovia Promise

Leveraging information technology and analytics

Wachovia

		Basic	Leader
Strategy	Customer Strategy	No segments	Granular Segments
Process	Process Integration	Silos	Integrated
	Channels	Traditional Channels	Multiple, Integrated Channels
Technology	Customer Information	Transaction Data	Complete Customer Profile
	Technical Infrastructure	Simple Architecture	Integrated CCIF
	Data Analysis	Simple Queries	Predictive Models
People	Organization & People	Product Focus	Segment, Needs Focused

Significant investment in web-based customer financial tools

Customer Penetration



# of customers
527,000
27%
5,913
% Penetration of DDAs
01/98
02/01

2001 Planned Enhancements

- E Statements
- Aggregation
- Financial Planning Tools
- My Wachovia

WACHOVIA

Agenda

- Historical Performance
- Financial Objectives
- RFS Strategy
- Business Profile
- Foundation for Execution

> **Execution Plan**

- Alignment with Overall Corporate Strategy

WACHOVIA

Execution Plan

Core growth initiatives

- Optimize the network
- Expand the franchise
- Grow franchise value
- Manage cost to deliver

Special initiatives

- Grow the small business segment
- Leverage strategic acquisitions
- Incubate new ideas

Market deployment of network toolkit

Step 1
Assess Market Opportunity



SB
BB
AWM
Consumer
H
L
H

- # of current and future network nodes
- Type of current and future network nodes

WACHOVIA

Network strategy is a function of performance and opportunity

Strategic Micromarket Matrix

Performance	Low-medium retail and other LOBs	Low-medium retail, high other LOBs	High retail, low-medium other LOBs	High retail and other LOBs
High	Maintain	Invest selectively in other LOBs	Invest in retail only	Invest across multiple LOBs
	Dramatically reduce expenses	Dramatically reduce expenses unless LOBs drive performance improvement	Invest in retail only	Invest across multiple LOBs
Low	Evaluate low performance	Evaluate low performance	Dramatically change retail only	Dramatically change across multiple LOBs

Opportunity

WACHOVIA

Market deployment of network toolkit

Step 1
Assess Market Opportunity


SB
BB
AWM
Consumer
H
L
H
opportunity

- # of current and future network nodes
- Type of current and future network nodes

Step 2
Analyze Transaction Behavior


100%
80%
60%
40%
20%
0%
Users
Transactions
Time
Mass BB SB Other AWM

- Migrate to lower cost channel
- Manage transaction elasticity

WACHOVIA

Market deployment of network toolkit

Step 1
Assess Market Opportunity


SB
BB
AWM
Consumer
H
L
H
opportunity

- # of current and future network nodes
- Type of current and future network nodes

Step 2
Analyze Transaction Behavior


100%
80%
60%
40%
20%
0%
Users
Transactions
Time
Mass
BB
SB
Other
AWM

- Migrate to lower cost channel
- Manage transaction elasticity

Step 3
Streamline Branch Operations

- Optimize branch processes
- Balanced sales & service scorecard

Managing each element of the business mix generates significant results in the market

2001 Incremental impact over business as usual for Raleigh MSA; all LOBs

	2000-01 BAU impact	2000-01 Total impact
Revenue growth	10%	21%
Expense growth	7%	7%
Profit growth	12%	30%

WACHOVIA

Market deployment of network toolkit

Step 1
Assess Market Opportunity


SB
BB
AWM
Consumer
H
L
H
opportunity

- # of current and future network nodes
- Type of current and future network nodes

Step 2
Analyze Transaction Behavior


100%
80%
60%
40%
20%
0%
Users
Transactions
Time
Mass
BB
SB
Other
AWM

- Migrate to lower cost channel
- Manage transaction elasticity

Step 3
Streamline Branch Operations

- Optimize branch processes
- Balanced sales & service scorecard

Projected RFS profit lift by end of 2002: $25-32 million

WACHOVIA

Expand the franchise

- Expand the network
- Grow Wachovia@Work partnerships
  - Over 5,000 company relationships
  - 190,000 customer households
  - Attrition rate is half of Retail's overall rate
- Leverage acquisition opportunities


Wachovia @ Work
Household Growth
73%
190,000
110,000
12/98
02/01

WACHOVIA

Grow franchise value: Success builds on analytical skill – Information Based Relationship Management

IBRM™

1997

- High value customers
- 11% of total customers proactively contacted
- 120 bankers

2001

- All customers
- All bankers

2001 IBRM Customer Connections

Proactive (PRO)
- 665,000 Contacts
- 15% Sales Rate

Reactive (Quick Look)
- 290,000 Contacts
- 16% Sales Rate

Interactive (Banker Generated Leads)
- 100,000 Contacts
- 20% Sales Rate

WACHOVIA

{ EXPANDING THE FRANCHISE } X { GROWING FRANCHISE VALUE } − { MANAGING COST TO DELIVER } = GROW PROFITS

IBRM Creates Value: Targeted contacts with high value customers


Lift Revenue
% revenue lift over control group
10%
15%
20%
2000
2001e
2002e
New Sales
Balance Retention
HH Retention


Grow Relationship Profit Faster
+13%
+22%
Profit
0
3 yrs.
6 yrs.
Tenure

WACHOVIA

Grow franchise value:

- 2,200 households with balances of $264 million migrated to AWM in 2000


Households
Acquisition
Assessment
Development
Migration
Mainstream
• Targeted acquisition
• Value - Cost alignment
High-value
• Expand relationships
AWM
• Integrated wealth management
Customer Value

WACHOVIA

Strive to be the low cost provider


# of Branches in Footprint
Branches
829
746
707
668
1997
1998
1999
2000

Visa Check Card Usage Replaces Check Processing Costs

- Top 10 national ranking in sales volume
- 75% DDA penetration
- Monthly usage = 9.5 times

WACHOVIA

The Execution Plan
Positioned for strong execution over the next 5 years


CAGR = 8.75%
575
170
80
50
875
Core Growth
•Network
•IBRM
•W@Work
Small Business Thrust
Republic Security
2001
2006
Profit Contribution ($ millions)

The Execution Plan
Small Business is a significant growth opportunity

Small Business Today
- 180,000 customers
- $2.5 billion in deposits
- $872 million in loans

Performance Proof
- Sales are up
  - Deposits 20+%
  - Loans 40+%
- Creating success with customers
  - Satisfaction: Wachovia 82% vs. Industry 78%

*Defined as having $5 million or less in annual revenues

WACHOVIA

The Execution Plan
Small Business has a strong foundation for execution

- 2.7 million Small Business entities in footprint
- Strong network to support essential access
- IBRM will support 10,000 proactive transaction triggers in 2001
- Significant relationship profit potential
  - Small Business $1,000 per year (top 20% > $3800/yr)
  - Small Business owner $1,200 per year (22% fit AWM profile)

Incremental $80 million in profit by 2006

WACHOVIA

Republic Securities acquisition greatly enhances Southeast Florida presence

- 178,000 new customers
- $2 billion in deposits
- Strategic branch locations
  - Palm Beach County
  - Broward County
- Fifth highest ranking in deposits in Palm Beach County



Incremental $50 million in profit by 2006

WACHOVIA

The Execution Plan

Proven ability to identify customer segments, their needs, and when appropriate create new business models around them

Identifying Unmet Needs

- Observed Innovation Analysis
- New Idea Generation
- Customer Behavior Analysis

Leveraging Wachovia's Strengths

- Customer Insight
- Brand Promise
- Competencies
- Culture
- Aspirations

The Incubation Process creates, tests, and implements new business concepts to fuel growth

WACHOVIA

Retail is positioned to deliver strong financial returns over the next 5 years


CAGR = 8.75%
575
170
80
50
875
Core Growth
•Network
•IBRM
•W@Work
Small Business Thrust
Republic Security
2001
2006
Profit Contribution ($ millions)

WACHOVIA

RFS strategy is fully aligned with Wachovia's overall strategy

Long-term elements

Growth Thrusts	Satisfy Unmet Needs	Accelerate Entrance/Exit
• Small Business • Incubation Process	• High customer ratings • Targeted solutions, both product and channel	• Rigorous business portfolio management • Network Toolkit

Bridging elements

Simplicity & Flexibility	Performance Programs
• Integration of Mortgage Company • Structure for results	• Sales & Service • Technology • Customer Insight • Products • Cost Effectiveness

WACHOVIA

WACHOVIA